UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2019
Date of Report (date of earliest event reported)

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 23, 2019, the Board of Directors (“Board”) of Spirit Airlines, Inc. ("Spirit" or the “Company") appointed Mark B. Dunkerley and Christine P. Richards to Spirit’s Board, effective immediately. The Board designated Mr. Dunkerley to serve on its Audit Committee and Safety, Security and Operations Committee, and designated Ms. Richards to serve on its Nominating and Corporate Governance Committee and its Compensation Committee. The Board also announced that it had been informed by Robert L. Fornaro of his decision to step down from the Board, effective upon the foregoing new appointments. Mr. Dunkerley and Ms. Richards will be compensated for their service on the same basis as other non-employee directors of Spirit. Compensation for Spirit’s non-employee directors is described in the Company’s definitive proxy statement for its 2019 annual meeting of stockholders as filed with the Securities and Exchange Commission on April 4, 2019. Mr. Dunkerley and Ms. Richards will each enter into Spirit’s standard form of indemnification agreement for its directors and officers, the terms of which are also described in the Company’s definitive proxy statement referenced above.
Mr. Dunkerley and Ms. Richards were designated as Class III directors and will stand for election at the Company's 2020 annual meeting of stockholders.
A copy of the Company's press release announcing Mr. Dunkerley’s and Ms. Richards' appointment to the Board is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act:

Exhibit No.	Description

99.1	Press Release dated September 24, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2019	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 24, 2019.